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                           CELESTIAL SEASONINGS, INC.

                             STOCK OPTION AGREEMENT


            Agreement made as of the 16th day of June, 1997, between Celestial Seasonings, Inc., a Delaware corporation (the "Company"), and Stephen B. Hughes ("Grantee").

            i.          Grant of Option.  The Company hereby grants to Grantee,
                  as of the date of grant specified above, a nonqualified option to purchase 165,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company (which number of shares may be adjusted pursuant to Paragraph 5 below) at $21.50 per share, subject to the terms and conditions set forth herein.

            ii.         Exercise of Option.  Subject to the earlier termination
                  of the option as provided herein, the option may be exercised, by written notice to the Company in the form attached as Exhibit A hereto, at any time and from time to time after the date of grant; provided however, unless a Change in Control (as defined in Section 5) occurs, such option shall not be exercisable for more than the sum of ( i) 20% of the aggregate number of shares covered by this option multiplied by the number of full years from the date of grant thereof to the date of such exercise, in accordance with the following schedule, plus (ii) the product of 1 % multiplied by the number of full months from the most recent one-year anniversary of the date of grant until the date of exercise (the "Monthly Vesting Percentage") multiplied by the total number of shares covered by this option. For example, if the date of grant is July 19, 1993 and the date of exercise is between January 19, 1995 and February 18, 1995, the option may be exercised for 30% of the total number of shares covered hereby.

                                              Cumulative Percentage
  Completed Years                              of Shares That May
 From Date of Grant                              Be Exercisable

 1 but less than 2 years           20% plus Monthly Vesting Percentage
 2 but less than 3 years           40% plus Monthly Vesting Percentage

 3 but less than 4 years           60% plus Monthly Vesting Percentage

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 4 but less than 5 years           80% plus Monthly Vesting Percentage
 5 or more years                   100%

An option shall not be exercisable in any event after the expiration of ten years from the date of grant. An option may not be exercised for a fraction of a share of Common Stock

            iii.        Conditions to Exercise.  The option may not be exercised
                  by Grantee unless all of the following conditions are met:

                              (i)         Legal counsel for the Company must be
                                    satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Act") and applicable United States federal, state, local and foreign laws;

                              (ii)        Grantee must pay at the time of
                                    exercise the full purchase price for the shares of Common Stock being acquired hereunder, by (i) paying in United States dollars by cash, (ii) tendering shares of Common Stock owned by Grantee which have a fair market value equal to the full purchase price for the shares of Common Stock being acquired, such fair market value to be determined in such reasonable manner as may be provided from time to time by the Company or as may be required in order to comply with or conform to the requirements of any applicable or relevant laws or regulations,
                                    (iii) paying in such other form as the
                                    Company may determine in its sole
                                    discretion, or (iv) tendering a combination of the forms of payment provided for in Subparagraphs 3(b)(i) through 3(b)(iii) above; and

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                              (iii)       Grantee must, at all times during the
                                    period beginning with the grant date of the option and ending on the date of such exercise, have been employed by the Company, except (i) if Grantee ceases to be an employee by reason of Grantee's disability or early, normal or deferred retirement or resignation, Grantee may, at any time within one year of the date of the onset of such disability or retirement (but in no event after the expiration of ten years from the grant date) exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option on the date of the onset of such disability or retirement or with respect to such greater number of shares as determined by the Company in its sole discretion, and any remaining portion of the option shall be cancelled by the Company, (ii) if Grantee ceases to be an employee by reason of death, the provisions of Paragraph 4 shall apply, (iii) if Grantee's employment is terminated for any other reason (including termination by the Company for reasons other than death as described in Paragraph 4 or disability, retirement or resignation as described above), Grantee may, at any time within ninety days of the date of such termination (but in no event after the expiration of ten years from the grant date) exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option on the date of such termination or with respect to such greater number of shares as determined by the Company in its sole discretion, and any remaining portion of the option shall be cancelled by the Company.

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            iv.         Transferability.  The option may not be sold, assigned,
                  transferred, pledged, hypothecated or otherwise disposed of by Grantee, except by will or the laws of descent and distribution and is exercisable during Grantee's lifetime only by Grantee. If Grantee or anyone claiming under or through Grantee attempts to violate this Paragraph 4, such attempt shall be null and void and without effect, and the Company's obligation to make any further payments (stock or cash) hereunder shall terminate. If at the time of Grantee's death the option has not been fully exercised, Grantee's estate or any person who acquires the right to exercise the option by bequest or inheritance or by reason of Grantee's death may, at any time within fifteen months after the date of Grantee's death (but in no event after the expiration of ten years from the grant date), exercise the option with respect to the number of shares, determined under Paragraph 2 above, as to which Grantee could have exercised the option at the time of Grantee's death, or with respect to such greater number of shares as determined by the Company in its sole discretion. The applicable requirements of Paragraph 3 above must be satisfied at the time of such exercise.

            v.          Adjustments.  In the event of any change in the number
                  of shares of Common Stock outstanding by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the grant date specified above and prior to its exercise in full, the number and kind of shares of Common Stock or other property for which the option may then be exercised and the option price per share may or may not be adjusted so as to reflect such change, all as determined by the Company in its sole discretion. In the event of the proposed dissolution or liquidation of the Company, the option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Company. In the event of a Change in Control, all restrictions on the option shall lapse and Grantee shall be entitled to the full benefit of the option immediately prior to the closing of such Change in Control, and the option shall terminate upon consummation of the Change in Control, unless otherwise provided by the Company. For purposes of this Agreement, a Change in Control shall mean a sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation.

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            vi.         Withholding of Tax.  It shall be a condition to the
                  obligation of the Company to furnish shares of Common Stock upon exercise of an option (i) that Grantee (or any person acting under Paragraph 4 above) pay to the Company or its designee, upon its demand, such amount as may be demanded for the purpose of satisfying the Company's obligation to withhold federal, state, local or foreign income, employment or other taxes incurred by reason of the exercise of the option or the transfer of shares thereupon, and (ii) that Grantee (or any person acting under Paragraph 4 above) provide the Company with any forms, documents or other information reasonably required by the Company in connection with the grant. If the amount requested for the purpose of satisfying the withholding obligation is not paid, the Company may refuse to furnish shares of Common Stock upon exercise of the option.

            vii.        Amendment or Substitution of Awards.  The terms of this
                  Agreement may be amended from time to time by the Company in its sole discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the vesting provisions of the option in Paragraph 2); provided, however, that no such amendment shall adversely affect in a material manner any right of Grantee under this Agreement without Grantee's written consent, unless the Company determines in its sole discretion that there have occurred or are about to occur significant changes in Grantee's position, duties or responsibilities or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Company in its sole discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary,
                  affiliates, division, or department thereof.   The Company
                  may, in its sole discretion, permit Grantee to surrender this grant in order to exercise or realize the rights under other awards, or in exchange for the grant of new awards, or require Grantee to surrender this grant as a condition precedent to the grant of new awards.

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            viii.       Administration.  Any action taken or decision made by
                  the Company's board of directors or the compensation committee of the board or their delegates arising out of or in connection with the construction, administration, interpretation or effect of the Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee.

            ix.         No Rights as Stockholder.  Unless and until a
                  certificate or certificates representing such shares of Common Stock shall have been issued to Grantee (or any person acting under Paragraph 4 above), Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued to Grantee.

            x.          Investment Representation.  Grantee hereby acknowledges
                  that the shares of Common Stock which Grantee may acquire by exercising the option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Grantee also agrees that the shares of Common Stock which Grantee may acquire by exercising the option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

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            xi.         Registration of Common Stock.  The Company, in its
                  discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of the option until completion of such registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate.

            xii.        Rights of Participants. Neither this Agreement nor the
                  grant of options creates any employment rights in Grantee and the Company shall have no liability for terminating Grantee's employment. Grantee shall have no rights under this Agreement other than as an unsecured general creditor of the Company except that insofar as Grantee may have become entitled to payment of additional compensation by performance of services, Grantee shall have the same rights as other employees under general law.

            xiii.       Notices.  Any notice hereunder to the Company shall be
                  addressed to: Celestial Seasonings, Inc., 4600 Sleepytime Drive, Boulder, Colorado 80301, Attention: Secretary, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, by facsimile (receipt verified) or enclosed in a properly sealed envelope, addressed as set forth above, and deposited (with first class postage prepaid) in the United States mail.

            xiv.        Counterparts.  This Agreement may be executed in one or
                  several counterparts, each of which shall constitute one and the same instrument.

            xv.         Binding Effect.  This Agreement shall be binding upon
                  and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

            xvi.        Governing Law.  The validity, construction,
                  interpretation, administration and effect of this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Colorado.

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            IN WITNESS WHEREOF, the Company and Grantee have executed this
Agreement as of the date first above written.

CELESTIAL SEASONINGS, INC.



By: ___________________________





GRANTEE


                                         ______________________________
                                         Stephen B. Hughes

                                         ______________________________
                                         Social Security Number


24461
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                                    EXHIBIT A

                          Form of Letter to be Used on
                            Exercise of Stock Option


                                 _______________
                                            Date

Celestial Seasonings, Inc.
4600 Sleepytime Drive
Boulder, Colorado  80301

Attention: Secretary

Dear Sir:

            I wish to exercise the stock option granted on June __, 1997 and evidenced by my Option Agreement dated as of June __, 1997 to the extent of ________ shares of the Common Stock of Celestial Seasonings, Inc., at the option price of $___ per share. My check in the amount of $________ in payment of the entire purchase price for these shares accompanies this letter.

            Please issue a certificate for these shares in the following name:

            ___________________________________
                        Name

            ___________________________________
                        Street Address

            ___________________________________
                        City/State/Zip

Very truly yours,


___________________________________
Stephen B. Hughes

___________________________________
Social Security Number
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